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                                                                   EXHIBIT 10.21

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Howard E. Schreiber, Esq.
Jenkens & Gilchrist, P.C.
1445 Ross Avenue, Suite 3200
Dallas, Texas  75202

Instructions to County Recorder: Index this document as a Deed of Trust, as an Assignment of Leases and Rents, as a Fixture Filing and as a Financing Statement

                       DEED OF TRUST, SECURITY AGREEMENT,
                 ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING
                             AND FINANCING STATEMENT

         This Deed of Trust, Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement ("Deed of Trust") is executed effective as of the 1st day of March, 1999, by FELCOR HOTEL COMPANY II, LTD., a Texas limited partnership ("Grantor"), whose address is set forth below, as Grantor, to Howard E. Schreiber, Trustee, whose address is set forth below, in trust for the benefit of BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), whose address is set forth below, as Beneficiary.

                                    Article 1

                                   DEFINITIONS

1.       Definitions

         As used herein, the following terms shall have the following meanings:

         1.1 Assignment: The assignment, contained in Article 4 of this Deed of Trust, from Grantor to Beneficiary, of all of Grantor's right, title and interest in and to the Leases and the Rents.

         1.2 Awards: All awards and payments with respect to the Mortgaged Property made or hereafter to be made by any municipal, township, county, state, Federal or other governmental agencies, authorities or boards or any other entity having the power of eminent domain to Grantor, including any awards and payments for any taking of all or a portion of the Mortgaged Property, as a result of, or by agreement in anticipation of, the exercise of the right of condemnation or eminent domain, or for any change or changes of grade of streets affecting the Mortgaged Property.

         1.3 Beneficiary: BTCo and its successors and assigns and the holders, from time to time, of the Note.



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         1.4 Beneficiary's Address: 130 Liberty Street, 25th Floor, MS 2257,
York, New York 10006, Attention: Steven Sauer.

         1.5 Buildings: All buildings, improvements, alterations or appurtenances now, or at any time hereafter, located upon the Land or any part thereof.

         1.6 Default Interest Rate: The lesser of (i) the interest rate of five percent (5%) per annum plus the Applicable Interest Rate (as defined in the Note), or (ii) the Maximum Rate (as defined in Section 9.10 below).

         1.7 Event(s) of Default: The happenings and occurrences described in
Article 6 of this Deed of Trust.

         1.8 Exit Fee: None.

         1.9 Fixtures: All fixtures now or hereafter affixed or attached to, or installed in, or used in connection with, the Land or Buildings, whether or not permanently affixed thereto, together with all accessions, replacements and substitutions thereto or therefor and the proceeds thereof.

         1.10 Grantor: The entity named as such in the preamble of this Deed of Trust, and its heirs, administrators, executors, successors and assigns and its successors in interest in and to the Mortgaged Property.

         1.11 Grantor's Address: 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, Attn: Joel M. Eastman.

         1.12 Guarantor and Guarantor's Address: FelCor Lodging Limited Partnership, whose address for notice hereunder is 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, Attn: Joel M. Eastman (the "Guarantor").

         1.13 Guaranty: That certain Unconditional Guaranty (Carve-Outs) of even date herewith (the "Guaranty") executed by Guarantor and guaranteeing certain obligations of Grantor under this Deed of Trust, the Note, the Security Documents and the Indemnity Agreement.

         1.14 Hazardous Materials: Any flammable explosives, radioactive materials, oil or petroleum, chemical liquids or solids, polychlorinated biphenyls, asbestos, liquid or gaseous products or hazardous wastes, pollutants, toxic pollutants, toxic substances and similar substances and materials defined as hazardous or toxic wastes, substances or materials under any applicable law (excluding cleaning and office supplies customarily found in hotels similar in size and quality to the Mortgaged Property).

         1.15 Impositions: All (i) real estate and personal property taxes and other taxes (excluding federal income taxes) and assessments, water and sewer rates and charges, and all other governmental charges and any interest or costs or penalties with respect thereto, and charges for



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an easement or agreement maintained for the benefit of the Mortgaged Property which at any time prior to or after the execution of the Security Documents may be assessed, levied, or imposed upon the Mortgaged Property or the rent or income received therefrom or any use or occupancy thereof, and (ii) other taxes (excluding federal income taxes), assessments, fees and governmental charges levied, imposed or assessed upon or against Grantor or the Mortgaged Property.

         1.16 Indebtedness: The principal of and accrued interest on and all other amounts, payments and premiums due under the Note (including any future advances), and all other amounts now existing or hereafter arising of Grantor owing to Beneficiary under and/or secured by the Security Documents, or any amendments, modifications, renewals and extensions of any of the foregoing.

         1.17 Indemnity Agreement: The Environmental Indemnity Agreement, dated as of even date herewith, executed by Grantor in favor of Beneficiary.

         1.18 Land: The real estate described in Schedule A attached hereto.

         1.19 Leases: Any and all leases, subleases, licenses, concessions or grants of other possessory interests now or hereafter in force, oral or written, covering or affecting the Mortgaged Property, or any part thereof, together with all rights, powers, privileges, options and other benefits of Grantor thereunder.

         1.20 Loan Documents: The Note, the Indemnity Agreement, this Deed of Trust, the Guaranty and any and all other documents executed in connection herewith.

         1.21 Mortgaged Property: The Land, the Buildings, the Fixtures, the Leases, the Rents and the Personalty and all substitutions therefor, replacements and accessions thereto, and proceeds derived therefrom together with:

                  (i) all of the rights, privileges, permits, licenses, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances of the Land and/or the Buildings belonging or in anyway appertaining thereto and all right, title and interest of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof;

                  (ii) all the estate, right, title, interest, claim or demand whatsoever of Grantor, either at law or in equity, in and to the Land (including, without limitation, water, mineral and sewer rights), the Buildings, the Fixtures, the Leases, the Rents and the Personalty;

                  (iii) all the estate, right, title, interest, claim or demand whatsoever of Grantor, either at law or in equity, in and to the Awards, or payments with respect to casualties; and

                  (iv) all other interest of every kind and character which Grantor now has or at any time hereafter acquires in and to the above described real and personal property and all proceeds derived from all of the foregoing.



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         1.22 Note: That certain Promissory Note, dated of even date with this
Deed of Trust, made by Grantor to the order of Beneficiary, in the original principal amount of $63,000,000.00, due and payable on February 28, 2003, unless earlier accelerated or extended as provided in the Note, secured by this Deed of Trust, together with all future advances, extensions, renewals, modifications and amendments thereof.

         1.23 Obligations: Any and all of the covenants, promises and other obligations (other than the Indebtedness) made or owing by Grantor or Guarantor to or due to Beneficiary under and/or as set forth in the Note and/or the Security Documents, and any and all extensions, renewals, modifications and amendments of any of the foregoing.

         1.24 Permitted Encumbrances: The encumbrances described with particularity, in Schedule B attached hereto and liens contested in accordance with the terms of this Deed of Trust.

         1.25 Personalty:

                  (i) All tangible and intangible personal property related to the Mortgaged Property of Grantor (whether now owned or hereafter acquired), including all equipment, inventory, goods, consumer goods, accounts, accounts receivable (including, without limitation, credit card receipts), hotel guest room fees and receipts, hotel facilities fees and receipts (including, without limitation, fees and receipts generated from restaurants, bars, catering, room service, mini-bars, health clubs and gift shops), hotel service fees for the use or occupancy of rooms and other public or commercial facilities, income, issues, profits, chattel paper, instruments, working capital reserves, FF&E/capital improvement reserves (including, without limitation, Account No. 08-80-6238455 at Chase Bank, N.A.), project escrows, money (which are rental, tax or insurance deposits), general intangibles, documents, minerals, crops and timber (as those terms are defined in the Texas Uniform Commercial Code) and all other personal property of Grantor which is attached to, installed on or placed or used on, in connection with or is acquired for such attachment, installation, placement or use, or which arises out of the development, improvement, financing, leasing, operation or use of (1) the Land together with all rights, titles and interests appurtenant thereof, (2) any and all Buildings, structures, open parking areas and other improvements, now or any time hereafter situated, placed or constructed upon the Land or any part thereof, (3) the Fixtures, or (4) other goods located on the Land or Buildings, together with all additions, accessions, accessories, amendments and modifications thereto, extensions, renewals, replacements, enlargements and proceeds thereof, substitutions therefor, and income and profits therefrom. The following are included, without limitation, in the definition of Personalty: accounts receivable, hotel guest room fees and receipts, hotel facilities fees and receipts (including, without limitation, fees and receipts generated from restaurants, bars, catering, room service, mini-bars, health clubs and gift shops), hotel service fees for the use or occupancy of rooms and other public facilities, income, issues, profits, furniture and furnishings (including, without limitation, beds, bureaus, chiffoniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, paintings, couches, televisions and clock radios), building materials, supplies,



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         machines, engines, boilers, stokers, pumps, fans, vents, blowers, dynamos, furnaces, elevators, ducts, shafts, pipes, furniture, cabinets, shades, blinds, screens, plumbing, heating, air conditioning, lighting, lifting, ventilating, refrigerating, cooking, medical, laundry and incinerating equipment, partitions, drapes, carpets, rugs and other floor coverings, awnings, call and sprinkler systems, fire prevention and extinguishing apparatus and equipment, water tanks, swimming pools, compressors, vacuum cleaning systems, disposals, dishwashers, washers, dryers, ranges, ovens, kitchen equipment, cafeteria equipment, recreational equipment, loan commitments, financing arrangements, bonds, construction contracts, leases, licenses, permits, sales contracts, insurance policies and the proceeds therefrom, plans and specifications, surveys, rent rolls, books and records, rental, tax and insurance deposits, and all other intangible personal property; and

                  (ii) All materials, supplies, equipment, apparatus and other items of Grantor now or hereafter attached to, installed on or in the Land or the Buildings, or which in some fashion are deemed to be fixtures to the Land or Buildings under the laws of the State of Texas, including the Texas Uniform Commercial Code; and

                  (iii) Any and all leases, subleases, licenses, concessions or other agreements (written or verbal, now or hereafter in effect) which grant a possessory interest in and to, or the right to extract, mine, reside in, sell or use the Mortgaged Property or any portion thereof, and all other agreements, including, but not limited to, utility contracts, management agreements, maintenance agreements and service contracts, which in any way relate to the use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property, all contracts or agreements relating to the sale of all or any part of the Mortgaged Property, save and except any and all leases, subleases or other agreements pursuant to which Grantor is granted a possessory interest in the Mortgaged Property.

         1.26 Rents: All of the rents, revenues, income, profits, deposits, tenders and other benefits payable under the Leases and Grantor's rights, title and interest in and to the rents, revenues, income, profits, deposits, tenders and other benefits payable and/or arising from the use or enjoyment of all or any portion of the Mortgaged Property.

         1.27 Security Agreement: Individually and collectively means (i) the Security Agreement contained in this Deed of Trust, wherein and whereby Grantor grants a security interest in the Personalty and the Fixtures to Beneficiary, and (ii) the Security Agreement of even date herewith between Grantor, as debtor, and Beneficiary, as secured party, whereby Grantor grants a security interest in all hotel revenues, fees, accounts and furniture, fixtures and equipment.

         1.28 Security Documents: This Deed of Trust, the Assignment, the Security Agreement, the Guaranty, and any and all other documents executed by Grantor now or hereafter securing the payment of the Indebtedness or the observance or performance of the Obligations (but specifically excluding the Indemnity Agreement).

         1.29 Trustee: The person, persons or entity named as such in the preamble of this Deed of Trust and, as the case may be, his, their or its successors and assigns.



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         1.30 Trustee's Address: 1445 Ross Avenue, Suite 3200, Dallas, Texas
75202.


                                    Article 2

                                      GRANT

         2.1 Grant. To secure the payment of the Indebtedness and the performance and discharge of the Obligations, Grantor by these presents hereby grants, bargains, sells, assigns, mortgages, transfers, conveys and warrants unto Trustee, in trust for the use and benefit of Beneficiary, with power of sale and right of entry and possession, the Mortgaged Property, to have and to hold the Mortgaged Property unto Trustee, its successors, substitutes and, assigns forever. Grantor hereby binds itself, and Grantor's successors, substitutes and assigns, to warrant and forever defend unto Beneficiary, its successors and assigns, the title to the Mortgaged Property subject to the Permitted Encumbrances.

         2.2 Condition of Grant. Provided always, that if Grantor shall pay or cause to be paid the entire Indebtedness as and when the same shall become due and payable and shall observe, perform and discharge the Obligations, then the Security Documents and the estate and rights granted by Grantor shall cease, terminate and become void, and shall be promptly released or reconveyed by Beneficiary, at the cost and expense of Grantor.

                                  Article 3

                    SECURITY AGREEMENT AND FIXTURE FILING

         With respect to all Personalty and/or Fixtures and/or other collateral constituting a part of the Mortgaged Property, this Deed of Trust shall likewise be a security agreement, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of further securing payment and performance of the Indebtedness and the Obligations, Grantor hereby grants to Beneficiary a security interest and lien in all rights, titles, and interests now owned or hereafter acquired by Grantor in all Personalty and/or Fixtures. As to the Personalty and Fixtures, the grant, transfer, and assignment provisions of this Article 3 shall control over the grant in trust provision of Section 2.1 of this Deed of Trust. Grantor represents and warrants that, except for any financing statement filed by Beneficiary or otherwise described on Schedule "B" hereto, no presently effective financing statement covering the Personalty and/or Fixtures or any part thereof (except notice filings for permitted equipment leases), has been filed with any filing officer, and no other security interest has attached or has been perfected in the Personalty and/or Fixtures or any part thereof. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all Fixtures included within the definitions of Mortgaged Property and Personalty and/or Fixtures. Beneficiary shall have all the rights with respect to the Fixtures and Personalty afforded to it by the Uniform Commercial Code as adopted by the State of Texas, in addition to, but not in limitation of, the other rights afforded Beneficiary by the Loan Documents. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of
Section 9.103 of the Uniform Commercial Code. A carbon, photographic or other



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reproduction of this Deed of Trust shall be sufficient as a financing statement.
Beneficiary shall have the right at any time to file a manually executed counterpart or a carbon, photographic or other reproduction of this Deed of Trust as a financing statement in either the central or local UCC records of any jurisdiction wherein the Mortgaged Property is located, but the failure of Beneficiary to do so shall not impair (i) the effectiveness of this Deed of Trust as both a financing statement covering oil, gas and accounts and as a fixture filing as permitted by Section 9-402 of the Uniform Commercial Code, or
(ii) the validity and enforceability of this Deed of Trust in any respect whatsoever. The following information is included for purposes of meeting the requirements of a financing statement:

                  (a) The name of the debtor is FelCor Hotel Company II, Ltd.

                  (b) The name of the secured party is Bankers Trust Company.

                  (c) The address of the secured party is 130 Liberty Street, 25th Floor, MS 2257, New York, New York 10006, Attention: Steven Sauer.

                  (d) The mailing address of the debtor is 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, Attn: Joel M. Eastman.

                  (e) This financing statement covers all of the debtor's Personalty and/or Fixtures (whether now owned or hereafter acquired). The Personalty and/or Fixtures includes (i) goods which are or are to become fixtures on the Land described in Schedule A, and (ii) minerals or the like (including oil and gas) located on the Land described in Schedule A, and (iii) the Personalty. This financing statement is to be filed for record in the real estate records. Debtor has an interest of record in the Land described in Schedule A, and the names of the additional record owners of the Land described in Schedule A, if any, are listed thereon.

                  (f) Proceeds and products of Personalty and/or Fixtures are also covered.

                                    Article 4

                         ASSIGNMENT OF RENTS AND LEASES

         4.1 Assignment of Rents. All of Grantor's right, title and interest in and to the Rents are hereby absolutely and irrevocably assigned to Beneficiary to be applied against the Indebtedness and the Obligations. Grantor hereby appoints Beneficiary its true and lawful attorney-in-fact, with the right, at Beneficiary's option at any time to demand, receive and enforce payment, to give receipts, releases and, satisfactions, and to sue, either in Grantor's or Beneficiary's name, for all Rents. Notwithstanding the foregoing Assignment of Rents, so long as no Event of Default has occurred which remains uncured, (i) Grantor may collect, receive, take, use and enjoy such Rents, as they become due and payable, but not more than one month in advance thereof and (ii) Beneficiary shall not send a demand notice to any tenants. The foregoing assignment shall be fully operative without any further action on the part of either party, and



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specifically Beneficiary shall be entitled at its option, upon the occurrence of an Event of Default hereunder and for so long as such Event of Default is continuing, to collect all Rents from the Mortgaged Property whether or not Beneficiary takes possession of the Mortgaged Property. Upon the occurrence of an Event of Default hereunder, the permission hereby given to Grantor to collect the Rents from the Mortgaged Property shall terminate. The permission given by Beneficiary to Grantor shall be reinstated upon a cure of such Event of Default with Beneficiary's specific consent which shall not be unreasonably withheld. This Assignment shall not be deemed or construed to constitute Beneficiary or Trustee as a mortgagee in possession nor obligate Beneficiary or Trustee to take any action or to incur expenses or perform or discharge any obligation, duty or liability. Exercise of any rights under this Section and the application of the Rents to the Indebtedness or the Obligations shall not cure or waive any Event of Default but shall be cumulative of all other rights and remedies.

         4.2 Assignment of Leases. Grantor hereby assigns to Beneficiary all right, title and interest of Grantor in and to all Leases, together with all security therefor and all monies payable thereunder, subject, however, to the conditional permission given to Grantor above to collect the rentals under any such Lease. The foregoing assignment of any Lease shall not be deemed to impose upon Beneficiary any of the obligations or duties of Grantor provided in any such Lease; and Grantor agrees to fully perform all obligations of the lessor under all such Leases. Upon Beneficiary's request, Grantor shall deliver to any new lessee a notice of this assignment in form satisfactory to Beneficiary in its sole discretion. Beneficiary may deliver such a notice to new lessees if Grantor fails to do so within a reasonable time after Beneficiary's request. From time to time, upon request of Beneficiary, Grantor shall specifically assign to Beneficiary, by an assignment in writing in form approved by Beneficiary, all right, title and interest of Grantor in and to any and all Leases, together with all security therefor and all monies payable thereunder, subject to the conditional permission given to Grantor above to collect and use the rentals under any such lease. Grantor shall also execute and deliver to Beneficiary any notification, financing statement, or other document reasonably required by Beneficiary to perfect the foregoing assignment as to any such Lease.

         4.3 Effect of Assignments. This instrument constitutes an absolute and present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Mortgaged Property; subject, however, to the conditional permission given to Grantor to collect, receive, take, use and enjoy the same as provided above; provided, further, that the existence or exercise of such right of Grantor shall not operate to subordinate this assignment to any subsequent assignment by Grantor, in whole or in part, and any such subsequent assignment by Grantor shall be subject to the rights of Trustee and Beneficiary hereunder.

         4.4 No Merger of Leasehold Estates. If both the lessor's and lessee's estate under any Lease, or any portion thereof, becomes vested at any time in one owner, this Deed of Trust and the lien created hereby shall not be adversely affected by the application of the doctrine of merger unless Beneficiary so elects in writing by recording a written declaration so stating. Unless and until Beneficiary so elects, Beneficiary and any lessor and lessee shall continue to have and enjoy all of the rights and privileges to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Mortgaged Property, any Leases then existing and affecting



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all or any portion of the Mortgaged Property shall not be destroyed or terminated by merger or by the foreclosure unless Beneficiary or any purchaser at the sale so elects. No act by or on behalf of Beneficiary or such purchaser shall constitute a termination of any Lease unless Beneficiary gives written notice thereof to the tenant or subtenant affected.

         4.5 Assignment to Beneficiary Controlling. The rights of Trustee in the Leases and Rents created under Article 2 shall be subject to the rights of Beneficiary in the Leases and Rents created under this Article 4.

                                    Article 5

                  COVENANTS AND REPRESENTATIONS AND WARRANTIES

         5.1 Covenants. Until the entire Indebtedness shall have been paid in full, Grantor hereby covenants and agrees as follows:

         5.1.1 Payment of Indebtedness. Grantor will promptly pay or cause to be paid the Indebtedness as and when same shall be due and payable under the Note, the Deed of Trust and the Security Documents.

         5.1.2 Compliance with Laws. Grantor will promptly and faithfully comply in all material respects with, conform to and obey all present and future laws, ordinances, rules, regulations and requirements of every duly constituted governmental authority or agency and of every Board of Fire Underwriters having jurisdiction, or similar body exercising similar functions, which may be binding upon Grantor or the Mortgaged Property or any part thereof, or to the use or manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Mortgaged Property, or any part thereof, whether or not such law, ordinance, rule, order, regulation or requirement shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Mortgaged Property. Grantor shall have the right to contest such law, ordinance, rule, order, regulation or requirement to the extent contesting same results in a suspension of the enforcement action and any applicable penalties or fines for such non-compliance.

         5.1.3 Payment of Impositions. Grantor will duly pay and discharge, or cause to be paid and discharged, the Impositions, such Impositions or installments thereof to be paid prior to the day before any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof; provided, however, that if, by law, any Imposition may be paid in installments, Grantor may pay the same in such installments; provided, further, Grantor shall have the right to contest any such imposition prior to payment so long as (i) Grantor contests such Imposition in good faith, (ii) Grantor sends advance written notice to Beneficiary that Grantor is contesting such Imposition, (iii) Grantor posts a bond with a party acceptable to Beneficiary which is sufficient to pay the Imposition (or a lower amount acceptable to Beneficiary), and (iv) such contest does not impair the Mortgaged Property in any manner.




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         5.1.4 Repair and Alterations.

                  (a) Grantor will keep the Mortgaged Property in good order and condition and make all necessary or appropriate repairs, replacements and renewals thereof and will prevent any act or thing which might impair the value or usefulness of the Mortgaged Property (ordinary wear and tear excepted).

                  (b) Grantor will not commit or knowingly permit any waste of the Mortgaged Property or any part thereof, or make or knowingly permit to be made any alterations or additions to the Mortgaged Property which would have the effect of materially diminishing the value thereof, or make or knowingly permit to be made any other alterations or additions to the Mortgaged Property of a material nature, without the prior written consent of Beneficiary.

                  (c) Grantor will not permit any of the Fixtures or Personalty to be removed at any time from the Land and/or Buildings, without the prior written consent of Beneficiary, unless actually replaced by an article of equal suitability and value and owned by Grantor free and clear of any lien or security interest except such as may be approved in writing by Beneficiary.

         5.1.5 Insurance. Grantor will purchase and maintain property insurance on the Mortgaged Property protecting against such hazards, casualties and contingencies as are usually covered by all risk property policies including, but not limited to, fire, windstorms, flood (if the Mortgaged Property is located in a flood plain) and such other risks as specified by Beneficiary. The policies shall be in effect in the locality where the Mortgaged Property is situated, in amounts and with insurers acceptable to Beneficiary having a Best's Insurance Rating of A-/XI or better (or other Standard & Poor's equivalent rating), but in any event not less than the full insurable value of the Buildings, Fixtures, Personalty and all other contents on a replacement cost basis, and which includes riders for increased replacement cost due to inflation and changes in building codes and ordinances and business interruption insurance covering the loss of rents for one year. All property insurance policies shall include a mortgagee clause or loss payee endorsement for the benefit of Beneficiary. No primary deductible or retention greater than $10,000 per Hotel Project (as herein defined) and no coinsurance clauses shall be called for in any such policies, unless agreed to in writing by Beneficiary. Policies shall contain endorsements providing for breach of warranty, adjustment of value for inflation, increased costs of demolition, and such other conditions as may be required by Beneficiary. Policies shall be endorsed with form 438BFUNS, or a similar endorsement acceptable to Beneficiary, showing Beneficiary as an additional insured and loss payee as its interests may appear, such loss payments to be applied to the restoration, repair or replacement of the Mortgaged Property to the extent provided herein under terms and conditions acceptable to Beneficiary; provided, however, that if Beneficiary's security under this Deed of Trust is impaired (i.e., damage in excess of that contemplated in Section 5.1.6 (a) below) or an Event of Default has occurred and is continuing, then such payments shall, at the sole option of Beneficiary, be applied to the payment of the Indebtedness.




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         Grantor shall also maintain Commercial General Liability Insurance and
Excess/Umbrella Liability Insurance which shall respond to third-party claims involving bodily injury, property damage and personal injury arising out of Grantor's alleged actions or inactions; such policies shall contain endorsements naming Beneficiary as additional insured under the policies as respects its interest as mortgagee/secured party and as a loss payee. Such policies shall provide such combined limits of coverage as Beneficiary shall specify, but in any event for all of the Hotel Projects not less than Five Million Dollars ($5,000,000.00) per occurrence and in the aggregate Five Million Dollars ($5,000,000.00) as to liability for bodily injury, property damage and personal injury. No primary deductible or retention shall be called for in the Commercial General Liability policy. All such insurance policies purchased by Grantor shall be endorsed to be primary and non-contributory to any insurance carried by the Beneficiary. In addition, Grantor shall cause the Beneficiary to be named as an additional insured on any excess or umbrella policy purchased by Grantor. Grantor shall cause the policy or policies evidencing all insurance referred to in this paragraph (and the insurer issuing such policy) to certify to Beneficiary that: (a) the interest of Beneficiary shall be insured regardless of any breach or violation by Grantor of any warranties, declarations or conditions in such policy; (b) if any such insurance policy be subject to cancellation, termination or be endorsed or sought to be endorsed to effect a change in coverage for any reason whatsoever, such insurer will promptly notify Beneficiary and such cancellation, termination or change shall not be effective as to Beneficiary until fifteen (15) days after receipt by Beneficiary of such notice; and (c) Beneficiary may, but shall not be obligated to, make premium payments to prevent such cancellation, and that such payments shall be accepted by such insurer. In addition, Grantor shall furnish to Beneficiary duplicate executed copies of each such policy at the time of execution hereof and copies of each renewal policy not less than fifteen (15) days prior to the expiration of the original policy or the preceding renewal policy (as the case may be), together with receipts or other evidence that the premiums have been paid and furnish to Beneficiary certificates of insurance prepared by Grantor's insurance agent or broker which show evidence of the required coverages and endorsements, and payment of premiums thereon; and furnish to Beneficiary upon Beneficiary's request, on or before sixty (60) days after the close of each fiscal year of Grantor a statement of Grantor of the amounts of insurance maintained in compliance with this Section 5.1.5, of the risks covered by such insurance and of the insurance company or companies which carry such insurance, accompanied by copies of all certificates of insurance evidencing the required coverages and endorsements.

         5.1.6 Restoration Following Casualty. After the happening of any casualty to the Mortgaged Property or any part thereof, Grantor shall give prompt written notice thereof to Beneficiary.

                  (a) In the event of any damage to or destruction of the Buildings, Beneficiary shall have the option in its sole discretion of applying or paying all or part of the insurance proceeds (i) to any Indebtedness and in such order as Beneficiary may determine or (ii) to the restoration of the Buildings or (iii) to Grantor; provided, however, Beneficiary agrees that if no Event of Default or event or condition which with the giving of notice, the passage of time, or both, could mature into an Event of Default then exists hereunder and if such proceeds do not exceed $500,000 for the Hotel Project so damaged, the same shall be applied to the restoration of the Buildings.

                  (b) In the event of such loss or damage, all proceeds of insurance shall be payable to Beneficiary, and Grantor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Beneficiary. Beneficiary is hereby authorized and empowered by Grantor to settle, adjust, or compromise any claims for loss, damage, or destruction under any policy or policies of insurance, and provided there is no Event of Default hereunder, Grantor shall be permitted to participate in such negotiations.

                  (c) Except to the extent that insurance proceeds are received by Beneficiary and applied to the Indebtedness, nothing herein contained shall be deemed to excuse Grantor from repairing or maintaining the Mortgaged Property as provided in this Deed of Trust or restoring all damage or destruction to the Mortgaged Property, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

                  (d) No prepayment penalty shall be applicable to any insurance proceeds received by Beneficiary under this Section 5.1.6.

         5.1.7 Performance of Leases and Other Agreements. All Leases entered into by Grantor after the date hereof shall be on Grantor's standard form lease which form has been approved in advance and in writing by Beneficiary. All new Leases or renewals of existing Leases shall be consistent in form and substance with existing Leases and shall be subject to the prior written approval of Beneficiary. Grantor will not, without the prior written consent of Beneficiary, terminate any Leases or modify or amend any Lease (unless such modification or amendment does not materially affect the economics or business terms of the Lease). Grantor will duly and punctually perform all covenants and agreements expressed as binding upon it under the Leases and other agreements to which it is a party with respect to the Mortgaged Property or any part thereof, and will use its diligent good faith efforts to enforce or secure the performance of each and every obligation and undertaking of the respective lessees under the Leases, and Grantor will appear and defend, at its cost and expense, any action or proceeding arising under or in any manner connected with the Leases or the obligations and undertakings of any lessee or other party thereunder. Notwithstanding the foregoing, Beneficiary agrees that the terms of this Section
5.1.7 shall only be applicable to the Master Leases (as defined in Section 6.8) and any third-party restaurant leases at the Mortgaged Property.

         5.1.8 Payment of Rents. Grantor hereby agrees that the respective lessees under the Leases, upon notice from Beneficiary of the occurrence of an Event of Default, shall thereafter pay to Beneficiary the Rents due and to become due under the Leases without any obligation to determine whether an Event of Default in fact exists.

         5.1.9 Inspection. Grantor will permit Beneficiary, at all reasonable times and with reasonable notice, to inspect the Mortgaged Property. Beneficiary shall have the right, but not the obligation, to enter onto the Mortgaged Property, at all reasonable times and upon reasonable notice (except in the case of an emergency or following an Event of Default for which no notice shall be required), to inspect the Mortgaged Property for the existence of Hazardous Materials on the Mortgaged Property and to determine the compliance of the Mortgaged Property and its use with any law, rule or regulation relating to industrial hygiene or environmental conditions, including soil and ground water conditions and the compliance of the Grantor and the Mortgaged Property with the conditions and covenants set forth herein with respect to Hazardous Materials.

         5.1.10 Hold Harmless. Grantor will defend and hold Beneficiary harmless from any action, proceeding or claim affecting the Mortgaged Property, the Security Documents or the Guaranty to the extent such action, proceeding or claim arose prior to Beneficiary's possession of the Mortgaged Property and to the extent such action, proceeding or claim did not result primarily from Beneficiary's gross negligence or willful wrongdoing. Grantor shall appear in and defend (or pay the reasonable expenses of Beneficiary to defend, if Beneficiary gives Grantor notice of its election to handle such defense) any action or proceeding purporting to affect the security of this Deed of Trust and/or the rights and/or powers of Beneficiary hereunder, and Grantor shall pay all costs and expenses (including costs of evidence of title and reasonable attorneys' fees) in any action or proceeding in which Beneficiary may so appear and/or any suit by Beneficiary to foreclose this Deed of Trust, to enforce any obligations secured by this Deed of Trust, and/or to prevent the breach hereof. Grantor's obligations under this Section 5.1.10 shall survive payment of the Indebtedness and the release of the lien granted herein, but are subject to the terms of Section 9.24 below.

         5.1.11 Books and Records. Grantor will maintain full and complete books of account and other records reflecting the results of its operation of the Mortgaged Property. Grantor will furnish or cause to be furnished to Beneficiary
(a) within 30 days after the end of each calendar quarter, detailed statements of income and expenses, balance sheet and statement of cash flow relating to the Mortgaged Property for such period (including a certified rent roll for the Mortgaged Property); (b) within 90 days after the end of each calendar year, detailed statements of income and expenses relating to the Mortgaged Property for such year; (c) within 90 days after the end of each calendar year, separate financial statements for such year of Grantor and Guarantor; (d) within 30 days after the end of each calendar quarter, a report outlining monthly occupancy and average daily rates for the Mortgaged Property; (e) within 30 days after the end of each calendar quarter, a delinquency report and accounts receivable aging for the Mortgaged Property for such months; (f) within 30 days after the end of each calendar quarter a statement of the balance of the working capital reserve described in Section 5.1.21 hereof; (g) no less than 10 days prior to each fiscal year, a budget for the upcoming fiscal year; and (h) at least 10 days prior to the end of each calendar year, a detailed capital improvement budget for the replacement reserve described in Section 5.1.21 below), all in reasonable detail and certified by Grantor (except Guarantor's statements which shall be certified by Guarantor). All such financial statements and reports shall be certified by Grantor as accurate and complete in all material respects. At any time and from time to time, Grantor shall deliver to Beneficiary such other financial data and other information, including, without limitation, copies of all Leases, as Beneficiary shall, from time to time, reasonably request with respect to Grantor and the ownership and operation of the Mortgaged Property, and Beneficiary (or its designee) shall have the right, at reasonable times and upon reasonable notice, to audit Grantor's books of account and records at Grantor's sole cost and expense.

         5.1.12 Awards. Grantor will file and prosecute its claim or claims for any Awards in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary, and hereby irrevocably authorizes and empowers Beneficiary, if it so desires, to file such claim and collect any Awards and agrees that the proceeds of any Awards will be applied by Beneficiary in reduction (without a prepayment premium) of any portion of the Indebtedness as Beneficiary may determine in accordance with Article 8 hereof.

         5.1.13 Licenses. Grantor shall keep in full force and effect all licenses, permits and other governmental approvals which are necessary for the operation of the Mortgaged Property and related facilities, and furnish evidence satisfactory to Beneficiary that the Mortgaged Property and the use thereof comply in all material respects with all applicable zoning and building laws, regulations, ordinances and other applicable laws.

         5.1.14 Junior Financing. Grantor shall not, without the prior written consent of Beneficiary, such consent to be made in Beneficiary's sole determination, incur any additional indebtedness or create or permit to be created or to remain, any mortgage, pledge, lien, encumbrance or charge on, or conditional sale or other title retention agreement with respect to, the Mortgaged Property or any part thereof or income therefrom, other than the Security Documents and the Permitted Encumbrances. Notwithstanding the foregoing, Mortgagor shall be permitted to incur up to $300,000 (in the aggregate per Hotel Project) of unsecured debt for the financing of equipment and other personal property, which debt may be evidenced by either notes or equipment leases and may be secured by a purchase money security interest(s).

         5.1.15 Mechanic's Lien. Grantor shall not permit or suffer any mechanic's, materialmen's or other lien to be created or to remain a lien upon any of the Mortgaged Property; provided however, Grantor shall have the right to contest any such lien prior to payment so long as (i) Grantor contests such lien in good faith, (ii) Grantor sends advance written notice to Beneficiary that Grantor is contesting such lien, (iii) either Grantor posts a bond with a party acceptable to Beneficiary which is sufficient to pay the indebtedness secured by such lien or Grantor delivers other security reasonably satisfactory to Beneficiary, and (iv) such contest does not materially impair the Mortgaged Property.

         5.1.16  Hazardous Materials.

                  (a) Without limiting the generality of Section 5.1.2 hereof, Grantor shall not cause or permit the violation of any law relating to industrial hygiene or environmental conditions in connection with the Mortgaged Property, including soil and ground water conditions and underground storage tanks ("USTs"); or use, cause or permit a release (a "Release") of a Hazardous Material, generate, or store any Hazardous Materials in, on, under, over, from or affecting the Mortgaged Property, except in accordance with all applicable laws; manufacture or dispose of any Hazardous Materials in, on, under, over, from or affecting the Mortgaged Property; or transport any Hazardous Materials to or from the Mortgaged Property. Without Beneficiary's prior written consent, which shall not be unreasonably withheld, Grantor shall take no remedial action with respect to any Hazardous Materials in, on, under, over, from or affecting the Mortgaged Property, and shall not enter into any settlement agreement, consent decree or other compromise or agreement relating to any such Hazardous Materials. Beneficiary's consent to such action shall not be construed to mean that Beneficiary has the capacity to cause or determine the appropriated Hazardous Materials management practices of Grantor but only is intended for Beneficiary to assure that its collateral hereunder is not being impaired.

                  (b) Grantor shall indemnify and hold Trustee and Beneficiary harmless from any loss, liability, cost, expense and/or claim (including without limitation the cost of any fines, remedial action, damage to the environment and cleanup and the fees of experts and reasonable attorneys fees) of or against Trustee and/or Beneficiary arising from (i) the use, generation, storage, Release or disposal of any Hazardous Materials in, on, under, over, from or affecting the Mortgaged Property or the transport of any Hazardous Materials to or from the Mortgaged Property; and (ii) the violation of any law relating to industrial hygiene or environmental conditions in connection with the Mortgaged Property, including soil and ground water conditions and USTs; and (iii) the breach of any of the representations, warranties and covenants of Grantor with respect to Hazardous Materials set forth in this Section 5.1.16 and in Section 5.2 hereof. This indemnity shall only apply to the extent any loss, liability, cost, expense and/or claim which arose prior to Beneficiary's actual possession of the Mortgaged Property and did not result primarily from Beneficiary's gross negligence or willful wrong doing. Beneficiary shall have the right to approve any counsel selected by Grantor to defend Beneficiary hereunder. Beneficiary shall have the right, but not the obligation, to enter into the Mortgaged Property during the term of the Loan following 24 hours prior notice to Grantor, to inspect the Mortgaged Property and to perform any reasonable testing of the Mortgaged Property for the existence of any Hazardous Materials thereon and to determine the compliance of the Mortgaged Property and its uses with any environmental law. Beneficiary may hire engineers and other consultants of its choice to perform the inspections, and testing required in the foregoing paragraph at Grantor's sole expense. The inspection of the Mortgaged Property by Beneficiary or its agents will not relieve Grantor of its obligation to comply with any environmental laws. Grantor's obligations under this Section 5.1.16 shall survive payment of the Indebtedness and the release of the lien granted herein. Notwithstanding the foregoing, prior to an Event of Default any such testing shall be at Beneficiary's cost as opposed to Grantor's cost.

         5.1.17 Management. The Mortgaged Property shall at all times be operated by Grantor or such other management company approved in advance and in writing by Beneficiary under a management contract satisfactory in form and substance to Beneficiary. In the event the Mortgaged Property is managed by an affiliate of Grantor or Guarantor, then the interests of the Grantor and the management company under such contract shall be subordinate to the rights of Beneficiary hereunder, and the management agreement shall provide that Beneficiary may, at its option, terminate such contract upon the occurrence of an Event of Default which remains uncured following the expiration of any applicable cure periods. In addition, any economic or material changes in the franchise agreements/license agreements for the operation of the Mortgaged Property must receive the prior written consent of Beneficiary. In addition, Grantor agrees to immediately forward to Beneficiary copies of any correspondence Grantor receives from any franchisor with regard to a default or potential default by the tenant under the Master Leases.

         5.1.18 Use of Mortgaged Property. Grantor shall not use the Mortgaged Property or any part thereof, or allow the same to be used or occupied, for any purpose other than for the purposes of a hotel or for any unlawful purpose, or in violation of any certificate of occupancy or other permit or certificate, or any law, ordinance or regulation, covering or affecting the use or occupancy thereof. Grantor will not suffer any act to be done or any condition to exist on the Mortgaged Property or any part thereof or any article to be brought thereon, which may be dangerous (unless safeguarded as required by law) or which may constitute a nuisance public or private or which may void or make voidable any insurance then in force with respect thereto.

         5.1.19 Use of Beneficiary's Name. Grantor shall not use the names of either Beneficiary or any of Beneficiary's subsidiaries or affiliates in connection with the development and operation of the Mortgaged Property.

         5.1.20 No Other Real Estate. At all times during the term of the Note, Grantor shall not own any real estate other than the Mortgaged Property.

         5.1.21 Maintenance of Reserves. At all times during the term of the Note and for the exclusive benefit of the Mortgaged Property, Grantor shall maintain a cash working capital replacement reserve with a financial institution acceptable to Beneficiary, in Beneficiary's sole discretion. Grantor shall deposit, on a monthly basis, into such reserve an amount equal to four percent (4%) of the Mortgaged Property's gross revenues. Grantor shall, on a quarterly basis, send to Beneficiary copies of monthly bank statements for the preceding quarter, so that Beneficiary can verify the existence and maintenance of such working capital reserves. Such reserve shall be pledged to Beneficiary as additional security for the Loan (and will not be applied by Beneficiary unless there is an Event of Default). The working capital reserve shall be restricted for the exclusive purpose of funding Beneficiary-approved capital improvements and replacement of furniture, fixtures and equipment for the Mortgaged Property. Beneficiary's approval for disbursements from the reserve may be obtained on an annual basis at the time of the submission of the annual hotel budget to Beneficiary, with such disbursements available on a monthly basis (Beneficiary will permit withdrawals from such reserve up to 10% in excess of a specified line item in such approved budget). Beneficiary agrees that its consent shall not be unreasonably withheld in connection with such budget approval. All other disbursements shall require Beneficiary's specific written approval before such funds are released.

         5.2 Representations and Warranties of Grantor. Grantor hereby represents and warrants to Beneficiary as of the date hereof as follows, and agrees to give written notice to Beneficiary of any breach of such representations and warranties:

         5.2.1 Good Standing/Licensing. Grantor (and its general partner) is duly organized and validly existing under the laws of its state of organization, is duly licensed or qualified to do business and is in good standing and is authorized to do business in every jurisdiction in which the nature of its businesses or properties makes such licensing or qualification necessary and where a failure to so qualify or be licensed would have a materially adverse effect on the business or operations of the Grantor (and its general partner and Guarantor), and to its knowledge is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to

Grantor (and its general partner). The execution of the Note, the Security Documents, and the Indemnity Agreement are within Grantor's partnership powers.

         5.2.2 No Conflict. The execution, delivery and performance by Grantor of the Note, the Security Documents, the Indemnity Agreement and by Guarantor of the Guaranty will not, to Grantor's knowledge, violate any provision of law (including, but not limited to, any law relating to usury), any order of any court or other agency or government, or any indenture, agreement or other instrument to which Grantor or Guarantor is a party or by which Grantor, Guarantor or any of their property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or violate the partnership agreement of the Grantor or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Grantor or Guarantor, except as contemplated by the Note and the Security Documents, and no action with respect thereto by Grantor or Guarantor is required.

         5.2.3 Consents. No consent or approval of any regulatory body to the execution, delivery and performance of the Note, the Security Documents, the Indemnity Agreement or the Guaranty or the transactions contemplated thereby is required by law.

         5.2.4 Suits. There are no suits, proceedings or investigations pending or, to the best of Grantor's knowledge, threatened against or affecting Grantor or Guarantor, at law or in equity, or before or by any governmental or administrative agency or instrumentality which, if adversely determined, would have a material adverse effect on the business or condition of Grantor or Guarantor.

         5.2.5 Judgments. No judgment, decree or order of any court or governmental or administrative agency or instrumentality has been issued against Guarantor or Grantor which has or may have any material adverse effect on the business or condition of Grantor or Guarantor.

         5.2.6 Information. To the best of Grantor's knowledge, all information, reports, papers and data given to Beneficiary with respect to Grantor, Guarantor or others obligated under the terms of the Security Documents, and the Guaranty are accurate and correct in all material respects.

         5.2.7 Title to Mortgaged Property/Right to Assign Leases. Grantor has good and indefeasible title in fee simple to the Land and good and marketable title to the Buildings, Fixtures and Personalty, and the right to assign the Leases and Rents to Beneficiary free and clear of any prior assignment, liens, charges, encumbrances, security interests and adverse claims whatsoever except the Permitted Encumbrances.

         5.2.8 Leases. Grantor has not executed any presently effective prior assignment of the Leases or of its right, title and interest therein or in the Rents to accrue thereunder.

         5.2.9 Permitted Encumbrances. The Permitted Encumbrances have not materially interfered with the operation of the Mortgaged Property, nor does Grantor reasonably foresee any material interference arising from the Permitted Encumbrances during the term of the Note.

         5.2.10 Taxes. Grantor, its general partner and Guarantor have filed all Federal, state, county, and municipal income tax returns required to have been filed by them and have paid all taxes which have become due pursuant to any assessments received by them, and Grantor and Guarantor do not know of any basis for additional assessment in respect to such taxes.

         5.2.11 Use of Mortgaged Property. The Mortgaged Property is being, and will continue to be, used for the purpose of a Hotel Project and is not now homestead property (business or personal).

         5.2.12 Hazardous Materials. To the best of Grantor's knowledge after due inquiry and investigation, no Release of a Hazardous Material has occurred in, on, under, over, from or affecting the Mortgaged Property except to the extent disclosed in the environmental assessments delivered to Beneficiary by Grantor in connection with the closing of the Loan. Grantor has not received any notice from any governmental agency or from any tenant under a Lease or from any other party with respect to such Release. To the best of Grantor's knowledge after due inquiry and investigation, the Mortgaged Property is not in violation of any applicable environmental or industrial hygiene laws, rules or regulations. Grantor has not generated, stored, used, released or disposed of any Hazardous Material in, on, under, over, from or affecting the Mortgaged Property or in, on, under, over, from or affecting any adjoining property.

         5.2.13 Plans and Specifications. To the best of Grantor's knowledge after due inquiry and investigation, Grantor warrants that the Buildings and Improvements comply with all applicable laws, codes and other governmental requirements, except to the extent disclosed in the engineering assessments delivered to Beneficiary by Grantor in connection with the closing of the Loan.

         5.2.14 Single Purpose Entity/Separateness. Grantor represents, warrants and covenants as follows:

                  (a) Grantor does not own and will not own any asset or property other than (i) the Mortgaged Property and (ii) incidental personal property necessary for the ownership or operation of the Mortgaged Property and Grantor's permitted business operations.

                  (b) Grantor will not engage in any business other than the ownership, management and operation of the Mortgaged Property and Grantor will conduct and operate its business as presently conducted and operated.

                  (c) Grantor will not enter into any contract or agreement with any affiliate of the Grantor, any constituent party of Grantor, any Guarantor of the Indebtedness and/or Obligations or any part thereof or any affiliate of any constituent party or Guarantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

                  (d) Grantor has not incurred and will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Indebtedness, (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances (and expressly consented to by Beneficiary in writing or otherwise permitted hereunder without Beneficiary's further consent), and (iii) debt incurred in the financing of equipment and other personal property used on the premises (and expressly consented to by Beneficiary hereunder). No indebtedness other than the Indebtedness may be secured (subordinate or pari passu) by a lien on the Mortgaged Property.

                  (e) Grantor has not made and will not make any loans or advances (other than distributions of any net profits to Grantor's partners and the repayment of permitted intercompany loans) to any third party (including any affiliate or constituent party, any Guarantor or any affiliate of any constituent party or Guarantor), and shall not acquire obligations or securities of its affiliates.

                  (f) Grantor is and will remain solvent and Grantor will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

                  (g) Grantor has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Grantor will not, nor will Grantor permit any constituent party to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, trust or other organizational documents of Grantor or such constituent party without the prior written consent of Beneficiary.

                  (h) Grantor will maintain all of its books, records, financial statements and bank accounts separate from those of its affiliates and any constituent party and Grantor will file its own tax returns unless required otherwise by applicable law. Grantor shall maintain its books, records, resolutions and agreements as official records.

                  (i) Grantor will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Grantor, any constituent party of Grantor, any Guarantor or any affiliate of any constituent party or Guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks.

                  (j) Grantor will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

                  (k) Neither Grantor nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of the Grantor.

                  (l) Grantor will not commingle the funds and other assets of Grantor with those of any affiliate or constituent party, any Guarantor, or any affiliate of any constituent party of Guarantor, or any other person.

                  (m) Grantor has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or constituent party, any Guarantor, or any affiliate of any constituent party or Guarantor, or any other person.

                  (n) Grantor does not and will not hold itself out to be responsible for the debts or obligations of any other person.

                  (o) If Grantor is a limited partnership or a limited liability company, the general partner or managing member or Guarantor shall be a limited liability company whose sole asset is its interest in Grantor and the general partner or managing member will at all times comply, and will cause Grantor to comply, with each of the representations, warranties, and covenants contained in this Section 5.2.14 as if such representation, warranty or covenant was made directly by such general partner or managing member.

                  (p) The general partner of Grantor shall at all times maintain an independent director/member who has been approved in writing by Beneficiary.

                                    Article 6

                                EVENTS OF DEFAULT

6. Events of Default

         The term "Event(s) of Default," as used in the Security Documents, the Guaranty and the Note, shall mean the occurrence or happening, from time to time, of any one or more of the following:

         6.1 Payment of Indebtedness. If Grantor shall default in the due and punctual payment of all or any portion of any installment of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise and such default shall continue for a period of ten (10) days; provided that failure to pay the final installment due at maturity shall immediately constitute an Event of Default hereunder.

         6.2 Performance of Obligations. If Grantor or Guarantor shall default in the due observance or performance of any of the Obligations other than payment of money and such default shall not be curable, or if curable shall continue for a period of thirty (30) days after written notice thereof from Beneficiary to Grantor (unless such default, if curable, requires work to be performed, acts to be done or conditions to be remedied which by their nature cannot be performed, done or remedied, as the case may be, within such thirty day period and Grantor shall commence to cure such default within such thirty
(30) day period and shall thereafter diligently and continuously process the same to completion, but in no event shall the period for cure exceed ninety (90) days unless otherwise agreed in writing by Beneficiary, and in no event shall the period for such cure extend beyond the maturity of the Note).

         6.3 Bankruptcy Receivership, Insolvency, Etc. If voluntary or involuntary proceedings under the Federal Bankruptcy Code, as amended, shall be commenced by or against Grantor, any general partner of Grantor, or Guarantor, or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings shall be instituted by or against Grantor, any general partner of Grantor, or Guarantor, with respect to all or any part of Grantor's, or Guarantor's property or the property of any general partner of Grantor under the Federal Bankruptcy Code, as amended, or other law of the United States or of any state or other competent jurisdiction, and if such proceedings are instituted against Grantor, any general partner of Grantor or Guarantor and it shall consent thereto or shall fail to cause the same to be discharged within sixty (60) days.

         6.4 Laws Affecting Obligations and Indebtedness. If subsequent to the date of this Deed of Trust, any governmental entity having jurisdiction in which the Mortgaged Property is located passes any law (a) which renders payment of the Indebtedness and/or performance of the material Obligations by Grantor or by Guarantor unlawful, or (b) which prohibits Beneficiary from exercising any of its essential rights and remedies under the Note, the Security Documents, the Indemnity Agreement or the Guaranty.

         6.5 False Representation. If any representation or warranty made by Grantor, Guarantor or others in, under or pursuant to the Note, the Guaranty or the Security Documents (including, but not limited to, any representation or warranty made in Section 5.2 hereof) shall prove to have been false or misleading in any material respect as of the date on which such representation or warranty was made.

         6.6 Destruction of Improvements. If any of the Buildings is demolished or removed or demolition or removal thereof is imminent, eminent domain proceedings excepted, unless Grantor is diligently repairing or replacing the Mortgaged Property to Beneficiary's satisfaction in accordance with Section
5.1.6 hereof.

         6.7 Default Under Other Deed of Trust. If the holder of any junior deed of trust or any other lien on the Mortgaged Property (without hereby implying Beneficiary's consent to any such junior deed of trust or lien) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder, or if a default exists and is continuing beyond any applicable grace or cure period under any other deed of trust or lien (excluding mechanics' and materialmen's liens adequately bonded to the sole satisfaction of Beneficiary) on the Mortgaged Property. Notwith standing anything herein to the contrary, the filing of a foreclosure proceeding or suit to collect the debt secured by any such deed of trust or lien shall immediately constitute an Event of Default hereunder.

         6.8 Security Documents and Loan Documents. If a default shall occur and be continuing after the expiration of any applicable grace or cure period under any of the Security Documents, the Guaranty, or under any of the other Loan Documents, including, without limitation, the failure of Grantor in connection with the purchase of a renewal Cap (as defined and described in Section 23 of the Note).

         6.9 Due on Sale. If, without the prior written consent of Beneficiary, there is directly or indirectly (a) any master lease of an entire Hotel Project comprising the Mortgaged Property [other than the existing master lease agreements (the "Master Leases") between Grantor and Bristol Hotel Tenant Company] or any sale, transfer, assignment, agreement for deed, conveyance, hypothecation or encumbrance, whether voluntary or involuntary, of all or part of the Mortgaged Property or any interest therein, or (b) any sale, assignment, or transfer of the partnership interests, membership interests or of the corporate voting stock in Grantor or its general partner (or the general partner or managing member of such general partner), or (c) a seizure of the Mortgaged Property, or attachment of any lien on the Mortgaged Property, whether voluntary or involuntary, which has not been removed or bonded off to Beneficiary's sole satisfaction within thirty (30) days of such attachment. Promptly following any such transfer, Grantor shall advise Beneficiary in writing of such occurrence.

         6.10 Judgment. If a final judgment (i.e., non-appealable and not covered by insurance) for the payment of money in excess of One Hundred Thousand Dollars ($100,000.00) shall be rendered against Grantor or Guarantor and the same shall remain unpaid for a period of sixty (60) consecutive days during which period execution shall not be effectively stayed.

         6.11 Other Real Estate. If Grantor owns real estate other than the Mortgaged Property.

         6.12 Dissolution and Termination. The dissolution or termination, as may be applicable, of any one or more of Grantor, Grantor's general partner(s) or Guarantor.

         6.13 Hotel Franchise Agreements and License Agreement. If there is an uncured event of default by Grantor (or its master tenant or management agent) under any of the franchise agreements and/or license agreements used in connection with the operation of the Mortgaged Property.

         6.14 Master Leases. If there is an uncured event of default by Grantor under any of the Master Leases.

                                    Article 7

                             DEFAULT AND FORECLOSURE

         7.1 Remedies. If an Event of Default shall occur, Beneficiary may, at its option, by or through Trustee or otherwise, exercise one or more or all of the following remedies:

         7.1.1 Acceleration. Declare the unpaid portion of the Indebtedness to be immediately due and payable, without further notice or demand (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

         7.1.2 Operation of Mortgaged Property. Hold, lease, operate or otherwise use or permit the use of the Mortgaged Property, or any portion thereof, in such manner, for such time and upon such terms as Beneficiary may deem to be in its best interest (making such repairs, alterations, additions and improvements thereto, from time to time, as Beneficiary shall deem necessary or desirable) and collect and retain all earnings, rents, profits or other amounts payable in connection therewith.

         7.1.3 Judicial Proceedings. Institute proceedings for the complete or partial foreclosure of this Deed of Trust or take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Deed of Trust (without being required to foreclose this Deed of Trust), or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary shall elect.

         7.1.4 Sale of Mortgaged Property. Cause the Mortgaged Property and all estate, right, title and interest, claim and demand therein, or any part thereof to be sold as follows:

         Upon the occurrence of an Event of Default the Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Beneficiary to sell the Mortgaged Property or any part thereof situated within the State of Texas at the courthouse door of any county in the State of Texas in which any part of the Mortgaged Property is situated, at public vendue to the highest, bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m., but not later than three hours after the earliest time at which sale will begin as set forth in the notice, on the first Tuesday in any month after having given notice of such sale in accordance with the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by the Trustee hereunder may be as an entirety or in such parcels as Beneficiary may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by the Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and the Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the Indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but Beneficiary shall have the right, at its sole election, to request the Trustee to sell less than the whole of the Mortgaged Property. After each sale, the Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers in fee simple with general warranty of title binding upon the Grantor but not upon the Trustee or Beneficiary, and shall receive the proceeds of said sale or sales and apply the same as herein provided. The power of sale granted herein shall not be exhausted by any sale held hereunder by the Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Beneficiary may deem necessary until all of the Mortgaged Property has been duly sold and all Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Beneficiary, such sale shall not exhaust the power of sale hereunder and Beneficiary shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by the Trustee or any successor or substitute appointed hereunder as to the occurrence of an Event of Default or the nonpayment of the Indebtedness or as to Beneficiary having declared all of said Indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the property to be sold having been duly given, or as to the refusal, failure or inability to act of the Trustee, substitute or successor, or of the appointment of a substitute Trustee, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate to the extent permitted by law any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustee, his successor or substitute. If the Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

         7.1.5 Receiver. Beneficiary shall be entitled, as a matter of strict right, without notice and ex parte, and without regard to the value or occupancy of the security, or the solvency of the Grantor or of Guarantor, or the adequacy of the Mortgaged Property as security for the Note, to have a receiver appointed to enter upon and take possession of the Mortgaged Property, collect the Rents and profits therefrom and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of the jurisdiction in which the Mortgaged Property is located. Grantor hereby waives any requirements on the receiver or Beneficiary to post any surety or other bond. Beneficiary or the receiver may also take possession of, and for these purposes use, any and all Personalty which is a part of the Mortgaged Property and used by Grantor in the rental or leasing thereof, or any part thereof. The expense, (including the receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. Beneficiary shall (after payment of all costs and expenses incurred) apply such Rents, issues and profits received by it on the Indebtedness in the order set forth in Section 7.7 hereof. The right to enter and take possession of the Mortgaged Property, to manage and operate the same, and to collect the Rents, issues and profits thereof, whether by receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents, issues and profits actually received by Beneficiary.

         7.1.6 Additional Rights and Remedies. With or without notice, and without releasing Grantor from the Indebtedness or Obligations, and without becoming a mortgagee in possession, Beneficiary shall have the right to cure any breach or default of Grantor and, in connection therewith, to enter upon the Mortgaged Property and to do such acts and things as Beneficiary or Trustee deem necessary or desirable to protect the security hereof including, but without limitation, to appear in and defend any action or proceedings purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of either Beneficiary or Trustee, is prior or superior hereto, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; to obtain insurance; to pay any premiums or charges with respect to insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist them.

         7.1.7 Beneficiary as Purchaser. Beneficiary shall have the right to become the purchaser at any sale held by the Trustee or by any court, receiver or public officer, and Beneficiary shall have the right to credit upon the amount of the bid made therefor, the amount of Indebtedness payable to it out of the net proceeds of such sale. Beneficiary upon any such purchase, shall acquire good title to the Mortgaged Property so purchased, free from the lien of this Deed of Trust and free of all rights of redemption, if any, in Grantor. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall presumptively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the Note after the same have become due and payable, advertisement and conduct of such sale in the manner provided herein or appointment of any successor Trustee hereunder; and Grantor does hereby ratify and confirm any and all acts that said Beneficiary or its successors may lawfully do in the premises by virtue of the terms and conditions of this instrument.

         7.1.8 Receipt to Purchaser. Upon any sale, whether made under the power of sale herein granted and conferred or by virtue of judicial proceedings, the receipt of the Trustee, or of the officer making sale under judicial proceedings, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

         7.1.9 Effect of Sale. Any sale or sales of the Mortgaged Property, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim, and demand whatsoever either at law or in equity, of Grantor of, in, and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against Grantor, Grantor's successors, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under Grantor, or Grantor's successors or assigns; nevertheless, Grantor, if requested by the Trustee so to do, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

         7.1.10 Remedies Under UCC. Upon the occurrence of an Event of Default, Beneficiary may exercise its rights of enforcement, if they can be exercised without a breach of the peace, with respect to the Personalty and/or the Fixtures under the applicable provisions of the Uniform Commercial Code as enacted in the State of Texas, and/or under other applicable Texas law, and in conjunction with, in addition to or in substitution for those rights and remedies:

                  (a) Beneficiary may enter upon Grantor's premises to take possession of, assemble and collect the Personalty and/or Fixtures and any and all books related to the Mortgaged Property; and

                  (b) Beneficiary may require Grantor to assemble the Personalty and/or Fixtures and make same available at a place Beneficiary designates which is mutually convenient to allow Beneficiary to take possession or dispose of the Personalty and/or Fixtures; and

                  (c) Written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Personalty and/or Fixtures or prior to the date after which private sale of the Personalty and/or Fixtures will be made shall constitute reasonable notice; and

                  (d) Any sale made pursuant to the provisions of this Subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Mortgaged Property under power of sale as provided in Subsection 7.1.4 of this Deed of Trust; and

                  (e) In the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the Mortgaged Property may, at the option of Beneficiary, be sold as a whole; and

                  (f) It shall not be necessary that Beneficiary take possession of the Personalty and/or Fixtures or any part thereof prior to the time that any sale pursuant to the provisions of this section is conducted and it shall not be necessary that the Personalty and/or Fixtures or any part thereof be present at the location of such sale; and

                  (g) Prior to application of proceeds of disposition of the Personalty and/or Fixtures to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Beneficiary; and

                  (h) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Indebtedness or as to the occurrence of any Event of Default, or to Beneficiary having declared all of such Indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the Mortgaged Property to be sold having been duly done by Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                  (i) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

         7.1.11 Entry on and Operation of Property by the Trustee. Upon the occurrence of an Event of Default and in addition to all other rights herein conferred on the Trustee, the Trustee (or any person, firm or corporation designated by the Trustee) shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Mortgaged Property, and of all books, records, and accounts relating thereto and to exclude Grantor, and Grantor's agents or servants, wholly therefrom, and to hold, lease, operate, use, administer, manage, and operate the same to the extent that Grantor shall be at the time entitled and in his place and stead for such time, and upon such terms as Beneficiary may deem to be in its best interest (making such repairs, alterations, additions, and improvements thereto, from time to time, as Beneficiary shall deem necessary or desirable) and collect and retain all earnings, rents, profits, or other amounts payable in connection therewith. The Trustee, or any person, firm or corporation designated by the Trustee, may operate the same without any liability to Grantor in connection with such operations, except to use ordinary care in the operation of said properties, and the Trustee or any person, firm or corporation designated by them, shall have the right to collect, receive and receipt for all Rents from the Mortgaged Property, to make repairs, purchase machinery and equipment, and to exercise every power, right and privilege of Grantor with respect to the Mortgaged Property. All costs, expenses and liabilities of every character incurred by the Trustee or Beneficiary in managing, operating, maintaining, protecting or preserving the Mortgaged Property, respectively, shall constitute a demand obligation owing by Grantor to Beneficiary and shall bear interest from date of expenditure until paid at the same rate as is provided in the Note for interest on past due principal, all of which shall constitute a portion of the Indebtedness and shall be secured by this Deed of Trust and by any other instrument securing the Indebtedness. If necessary to obtain the possession provided for above, the Trustee or Beneficiary, as the case may be, may invoke any and all remedies to dispossess Grantor including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. When and if the expenses of such operation have been paid and the Indebtedness paid, the Mortgaged Property shall, if there has been no sale or foreclosure, be returned to Grantor.

         7.1.12 Change in Laws. If any statute now applicable in any state in which any of the Mortgaged Property is now located provides, or shall hereafter be amended to provide, a different procedure for the sale of real property under a power of sale in a deed of trust or mortgage,

Beneficiary may, in its sole discretion, if same be permitted by applicable law, follow the sale procedure set forth in this Article VII or that prescribed in such statute, as amended.

         7.1.13 Other. Exercise any other remedy specifically granted under the Security Documents or the Guaranty, or now or hereafter existing in equity, at law, by virtue of statute or otherwise, including the rights described below.

         7.2 Separate Sales. Any real estate or any interest or estate therein sold pursuant to any writ of execution issued on a judgment obtained by virtue of the Note, this Deed of Trust or the other Security Documents, or pursuant to any other judicial proceedings under this Deed of Trust, or pursuant to the power of sale granted herein, may be sold in one parcel, as an entirety or in such parcels, and in such manner or order as Beneficiary, in its sole discretion, may elect.

         7.3 Remedies Cumulative and Concurrent. The rights and remedies of Beneficiary as provided in the Note, this Deed of Trust, the Guaranty and in the Security Documents shall be cumulative and concurrent and may be pursued separately, successively or together against Grantor or Guarantor or against other obligors or against the Mortgaged Property, or any one or more of them, at the sole discretion of Beneficiary, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof, nor shall the choice of one remedy be deemed an election of remedies to the exclusion of other remedies.

         7.4 No Cure or Waiver. Neither Beneficiary's nor Trustee's nor any receiver's entry upon and taking possession of all or any part of the Mortgaged Property nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Indebtedness and Obligations, nor the exercise of any other right or remedy by Beneficiary or Trustee or any receiver shall impair the status of the security, or cure or waive any default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Indebtedness and Obligations which are then due have been paid and performed and Grantor has cured all other defaults), or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

         7.5 Payment of Costs, Expenses and Attorneys' Fees. Grantor agrees to pay to Beneficiary immediately and without demand all costs and expenses incurred by Trustee and Beneficiary in exercising the remedies under the Note, the Guaranty and the Security Documents (including, but without limitation, court costs and reasonable attorneys' fees, whether incurred in litigation or not) with interest at the Default Interest Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Mortgaged Property held pursuant to the power of sale granted herein or pursuant to any judicial foreclosure of this instrument, the amount of said costs, expenses and interest in addition to the amount of the other Indebtedness and Obligations as a credit bid, the equivalent of cash.

         7.6 Grantor's Waiver of Appraisement, Marshalling, Other Rights. Grantor agrees, to the full extent that Grantor may lawfully so agree, that Grantor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this instrument or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but Grantor, for Grantor and all who may claim through or under Grantor, so far as Grantor or those claiming through or under Grantor now or hereafter lawfully may, hereby waives the benefit of all such laws. Grantor, for Grantor and all who may claim through or under Grantor, waives to the extent that Grantor may lawfully do so, any and all right to have the Mortgaged Property marshalled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Trustee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety. If any law in this section referred, to and now or hereafter in force, of which Grantor or Grantor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this section.

         7.7 Application of Proceeds. The proceeds of any sale of all or any portion of the Mortgaged Property and the amounts generated by any holding, leasing, operation or other use of the Mortgaged Property shall be applied by Beneficiary in the following order:

                  (a) first, to the payment of prepayment premiums, if any, owing under the Note or the Security Documents;

                  (b) second, to the payment of late charges, if any, owing under the Note or the Security Documents;

                  (c) third, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same (including without limitation payment of any Impositions or other taxes);

                  (d) fourth, to the extent allowed by law, to the payment of attorneys' fees and other legal expenses, including expenses and fees incurred on appeals, and legal expenses and fees of a receiver;

                  (e) fifth, to the payment of accrued and unpaid interest on the Indebtedness; and

                  (f) sixth, to the payment of the balance of the Indebtedness. The balance, if any, shall be paid to the parties entitled to receive it under applicable law.

         7.8 Strict Performance. Any failure by Beneficiary to insist upon strict performance by Grantor or Guarantor of any of the terms and provisions of the Security Documents, the Guaranty or of the Note shall not be deemed to be a waiver of any of the terms or provisions of the Security Documents, the Guaranty or the Note and Beneficiary shall have the right thereafter to insist upon strict performance by Grantor or Guarantor of any and all of them.

         7.9 No Conditions Precedent to Exercise of Remedies. Neither Grantor nor any other person now or hereafter obligated for payment of all or any part of the Indebtedness (including Guarantor) shall be relieved of such obligation by reason of the failure of Beneficiary to comply with any request of Grantor or Guarantor or of any other person so obligated to take action to foreclose on this Deed of Trust or otherwise enforce any provisions of the Security Documents, the Guaranty or the Note, or by reason of the release, regardless of consideration, of all or any part of the security held for the Indebtedness, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending the time of payment or modifying the terms of the Security Documents or Note without first having obtained the consent of Grantor, Guarantor or such other person; and in the latter event Grantor, Guarantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Beneficiary.

         7.10 Release of Collateral. Beneficiary may release, regardless of consideration, any part of the security held for the Indebtedness or Obligations without, as to the remainder of the security, in any way impairing or affecting the liens of the Security Documents or their priority over any subordinate lien. Without affecting the liability of Grantor, Guarantor or any other person (except any person expressly released in writing), for payment of any Indebtedness secured hereby or for performance of any Obligations contained herein, and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, Beneficiary may, at any time and from time to time, either before or after maturity of said Note, and without notice or consent: (a) release any person liable for payment of all or any part of the Indebtedness or for performance of any Obligations; (b) make any agreement extending the time or otherwise altering terms of payment of all or any part of the Indebtedness, or modifying or waiving any Obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof;
(c) exercise or refrain from exercising or waive any right Beneficiary may have;
(d) accept additional security of any kind; (e) release or otherwise deal with any property, real or personal, securing the Indebtedness, including all or any part of the Mortgaged Property.

         7.11 Other Collateral. For payment of the Indebtedness, Beneficiary may resort to any other security therefor held by Beneficiary in such order and manner as Beneficiary may elect.

         7.12 Discontinuance of Proceedings. In the event Beneficiary shall have proceeded to enforce any right under the Note, the Guaranty or the Security Documents and such proceedings shall have been discontinued or abandoned for any reason, then in every such case Grantor, Guarantor and Beneficiary shall be restored to their former positions and the rights, remedies and powers of Beneficiary shall continue as if no such proceedings had been taken.

         7.13 Release of Liability or Personalty. Without affecting the liability of any person (other than any person released pursuant to the provisions of this section) for payment of any Indebtedness secured hereby, and without affecting or impairing in any way the priority or extent of the liens of the Loan Documents upon any property not specifically released pursuant hereto, Beneficiary may at any time and from time to time (a) release any person liable for payment of any Indebtedness secured hereby; (b) extend the time or agree to alter the terms of payment of any of the Indebtedness; (c) accept additional security of any kind; (d) release any property securing the Indebtedness; or (e) consent to the creation of any easement on or over the Mortgaged Property or any covenants restricting the use or occupancy thereof.

         7.14 Prepayment Premium. Grantor shall have no right to voluntarily prepay the principal amount of the Note, in whole or in part, except as set forth in the Note and Section 9.26 below.

                                    Article 8

                                  CONDEMNATION

         8.1 Condemnation. Grantor hereby assigns, transfers and sets over to Beneficiary all rights of Grantor to any Awards or payment in respect of (a) any taking of all or a portion of the Mortgaged Property as a result of, or by agreement in anticipation of, the exercise of the right of condemnation or eminent domain; (b) any such taking of any appurtenances to the Mortgaged Property or of vaults, areas or projections outside the boundaries of the Mortgaged Property, or rights in, under or above the alleys, streets or avenues adjoining the Mortgaged Property, or rights and benefits of light, air, view or access to said alleys, streets, or avenues or for the taking of space or rights therein, below the level of, or above the Mortgaged Property; and (c) any damage to the Mortgaged Property or any part thereof due to governmental action, but not resulting in, a taking of any portion of the Mortgaged Property, such as, without limitation, the changing of the grade of any street adjacent to the Mortgaged Property. Grantor hereby agrees to file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary, and hereby irrevocably authorizes and empowers Beneficiary, in the name of Grantor or otherwise, to collect and receipt for any such award or payment and, in the event Grantor fails to act, or in the event that an Event of Default has occurred and is continuing, to file and prosecute such claim or claims. Notwithstanding the foregoing, Grantor shall be permitted to collect and receive any Award less than $10,000 per Hotel Project comprising the Mortgaged Property.

         8.2 Application of Proceeds. All proceeds received by Beneficiary with respect to a taking of all or any part of the Mortgaged Property or with respect to damage to all or any part of the Mortgaged Property from governmental action not resulting in a taking of the Mortgaged Property, shall be applied as follows, in the order of priority indicated:

                  (a) first, to the payment of late charges, if any, owing under the Note or the Security Documents;

                  (b) second, to the payment of the costs and expenses including reasonable attorneys' fees incurred in connection with collecting the sale proceeds;

                  (c) third, to the extent allowed by law, to the payment of attorneys fees and other legal expenses, including expenses and fees incurred on appeals, and legal expenses and fees of a receiver;

                  (d) fourth, to the payment of accrued and unpaid interest on the Indebtedness; and

                  (e) fifth, to the payment of the balance of the Indebtedness. The balance, if any, shall be paid to the parties entitled to receive it under applicable law.

                                    Article 9

                                  MISCELLANEOUS

         9.1 Further Assurances. Grantor, upon the reasonable written request of Beneficiary, will execute, acknowledge and deliver, or arrange for the execution, acknowledgment and delivery of, such further reasonable instruments (including, without limitation, financing statements, estoppel certificates and declarations of no set-off, attornment agreements and acknowledgments of the Assignment) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purpose of the Security Documents, to facilitate the assignment or transfer of the Note, the Security Documents, the Indemnity Agreement and the Guaranty and to subject to the liens of the Security Documents any property intended by the terms thereof to be covered thereby, and any renewals, additions, substitutions, replacements or betterments thereto. Upon any failure of Grantor to execute and deliver such instruments, certificates and other documents on or before fifteen (15) days after receipt of written request therefor, Beneficiary may make, execute and record any and all such instruments, and certificates and Grantor irrevocably appoints Beneficiary the agent and attorney-in-fact of Grantor to do so.

         9.2 Recording and Filing. Grantor, at its expense, will cause the Security Documents, all supplements thereto and any financing statements at all times to be recorded and filed and re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and re-filing taxes, fees and other charges.

         9.3 Notice. All notices, demands, requests and other communications required under the Security Documents and the Note shall be in writing and shall be deemed effective three (3) business days following the mailing of such notice by U.S. certified or registered mail, postage prepaid, addressed to the party, for whom it is intended at the Grantor's Address or the Trustee's Address, as the case may be, or in the case of notices to Beneficiary, to Beneficiary at the Beneficiary's Address. Any party may designate a change of address by written notice to the other, given at least ten (10) business days before such change of address is to become effective and provided that such address is located within the continental United States. Grantor may, from time to time, change the address to which notice of default and notice of sale hereunder shall be sent by both recording a request therefor and sending a copy of such request to Beneficiary.

         9.4 Beneficiary's Right to Perform the Obligations. If Grantor shall fail to make any payment or perform any act required by the Note or the Security Documents following the expiration of any applicable cure periods, then, at any time thereafter, without notice to or demand upon Grantor and without waiving or releasing any obligation or default, Beneficiary may make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter the Mortgaged Property for such purpose and to take all such action thereon and with respect to the Mortgaged Property as may be necessary or appropriate for such purpose. All sums so paid by Beneficiary, and all costs, and expenses, including, without limitation, reasonable attorneys' fees and expenses so incurred together with interest thereon at the Default Interest Rate, from the date of payment or incurring, shall constitute additions to the Indebtedness secured by the Security Documents, and shall be paid by Grantor to Beneficiary, on demand. If Beneficiary shall elect to pay any Imposition, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate public office, without inquiring into the accuracy thereof or into the validity of such Imposition. Grantor shall indemnify Beneficiary for all losses and expenses, including reasonable attorneys' fees, incurred by reason of any acts performed by Beneficiary pursuant to the provisions of this Section 9.4 or by reason of the Security Documents or the Guaranty, and any funds expended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the Default Interest Rate from the date of such expenditures, shall constitute additions to the Indebtedness and shall be secured by the Security Documents and shall be paid by Grantor to Beneficiary upon demand.

         9.5 Covenants Running with the Land. All covenants contained in the Security Documents shall run with the Mortgaged Property until the liens and security interest created hereby are released by Beneficiary.

         9.6 Severability. In case any one or more of the Obligations shall be invalid, illegal or unenforceable in any respect, the validity of the Note, this Deed of Trust, the Security Documents, the Indemnity Agreement and remaining Obligations shall be in no way affected, prejudiced or disturbed thereby.

         9.7 Modification. The Security Documents and the terms of each of them may not be changed, waived, discharged or terminated orally, but only by an instrument or instruments in writing signed by the party against which enforcement of the change, waiver, discharge or termination is asserted.

         9.8 Non-Assumable. The loan evidenced by the Note and secured by this Deed of Trust is personal to Grantor, and Beneficiary made such loan to Grantor, based upon the credit of Grantor and Guarantor, and Beneficiary's judgment of the ability of Grantor to repay the entire Indebtedness and therefore this Deed of Trust may not be assumed by any subsequent holder of an interest in the Mortgaged Property without Beneficiary's prior written consent. This Section 9.8 is subject to the terms of Section 6.9 hereof. Beneficiary shall notify Grantor promptly in writing of any transaction or event described in Section 6.9 hereof.

         9.9 Tax on Indebtedness or Deed of Trust. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of land for the purposes of taxation, any lien thereon, or imposing upon Beneficiary the obligation to pay the whole, or any part, of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or debts as to affect this Deed of Trust or the Indebtedness, the entire unpaid balance of the Indebtedness shall, at the option of Beneficiary, after thirty (30) days written notice to Grantor, become due and payable; provided, however, that if, in the opinion of Beneficiary's counsel, it shall be lawful for Grantor to pay such taxes, assessments, or charges, or to reimburse Beneficiary therefor, then there shall be no such acceleration of the time for payment of the unpaid balance of the Indebtedness if a mutually satisfactory agreement for reimbursement, in writing, is executed by Grantor and delivered to Beneficiary within the aforesaid period.

         9.10 Maximum Rate of Interest. All agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid to Beneficiary for the use, forbearance, or detention of the money to be loaned under the Note or otherwise or for the payment or performance of any covenant or obligation contained herein or in the Note, exceed the Maximum Rate. The term "Maximum Rate" as used herein shall mean the higher of the maximum interest rate allowed by applicable United States or Texas law as amended from time to time, in effect on the date for which a determination of interest accrued hereunder is made. If from any circumstances whatsoever fulfillment of any provision hereof or of any such other documents, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance, Beneficiary shall have ever received interest or anything which might be deemed interest under applicable law which would exceed the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Note or the amounts owing on other obligations of Grantor to Beneficiary hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of the principal of the Note and the amounts owing on other obligations of Grantor to Beneficiary hereunder as the case may be, such excess shall be refunded to Grantor. All sums paid or agreed to be paid to Beneficiary for the use, forbearance or detention of the Indebtedness of Grantor to Beneficiary shall, to the extent permitted by applicable law, (i) be amortized, prorated, allocated and spread throughout the full term of such Indebtedness until payment in full so that the actual rate of interest on account of such Indebtedness does not exceed the Maximum Rate throughout the term thereof, (ii) be characterized as a fee, expense or other charge other than interest, and/or (iii) exclude any voluntary prepayments and the effects thereof.

         9.11 Survival of Warranties and Covenants. The warranties, representations, covenants and agreements set forth in the Security Documents shall survive the making of the loan and the execution and delivery of the Note, and shall continue in full force and effect until the Indebtedness shall have been paid in full, except such obligations as specified in Section 5.1.10 and
5.1.16 hereof which shall survive.

         9.12 APPLICABLE LAW. THE LOAN DOCUMENTS AND THE SECURITY DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THIS DEED OF TRUST, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         9.13 Tax and Insurance Escrow. Grantor shall pay to Beneficiary, on each of the monthly due dates of interest payments set forth in the Note, an amount equal to one-twelfth of the annual (i) Impositions and (ii) insurance premiums for such insurance as is required hereunder. Grantor shall also pay into such account such additional amounts, to be determined by Beneficiary from time to time, as will provide a sufficient fund, at least thirty days prior to the due dates of the next installment of such Impositions and premiums, for payment of such Impositions and premiums so as to realize the maximum discounts permitted by law. Amounts held hereunder by Beneficiary shall be interest bearing but may be commingled with Beneficiary's other funds. Upon assignment of this Deed of Trust, Beneficiary shall have the right to pay over the balance of such amounts then in its possession to the assignee and Beneficiary shall thereupon be completely released from all liability with respect to such amounts. Upon full payment of the Indebtedness, or, at the election of Beneficiary at any prior time, the balance of such amounts shall be paid over to Grantor and no other party shall have any right or claim thereto. Amounts held by Beneficiary pursuant to this Section 9.13 shall be made available to Grantor in sufficient time to allow Grantor to satisfy Grantor's obligations under the Security Documents to pay Impositions and required insurance premiums, within the maximum discount period, where applicable.

         9.14 Loan Expenses. Grantor shall pay all costs and expenses in connection with the preparation, execution, delivery and performance of the Note, the Guaranty, the Indemnity Agreement and the Security Documents and the transactions contemplated thereby, including (but not limited to) costs and fees incurred by Beneficiary's independent inspector, reasonable fees and disbursements of its and Beneficiary's counsel, broker's fees, costs and expenses of procuring any environmental audits required to be procured by Grantor, recording costs and expenses, conveyance fees, documentary stamp, intangible and other taxes, and costs and expenses of surveys, appraisals and policies of title insurance, physical damage insurance, and liability insurance. Grantor shall also pay any and all expenses associated with any future amendment and modifications to the Loan.

         9.15 Substitution of Trustee. Beneficiary may appoint a substitute or successor trustee or trustees in place of the Trustee or Trustees, with or without any reason, and without other formality than a designation in writing of a substitute or successor. Beneficiary may exercise this irrevocable appointment power at any time without specifying any reason therefor. The power of appointment of a successor Trustee or Trustees may be exercised as often as and whenever the Beneficiary may choose, and the exercise of the power of appointment, no matter how often, shall not be an exhaustion thereof. Whenever in this Deed of Trust reference is made to the Trustee or Trustees, it shall be construed to mean the Trustee or Trustees for the time being, whether original or successors or successor in trust; and all title, estate, rights, powers, trusts, and duties hereunder given or appertaining to or devolving upon the Trustee or Trustees shall be in each of the Trustees so that any action hereunder or purporting to be hereunder of any one of the original or any successor Trustees shall for all purposes be considered to be, and as effective as, the action of all the Trustees.

         9.16 No Representations by Beneficiary. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Beneficiary, pursuant to the Security Documents, including (but not limited to) any officer's certificate, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Beneficiary.

         9.17 Acceptance of Trust. Trustee accepts the Trust created by this Deed of Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

         9.18 Release. Upon the payment of all sums secured hereby, Beneficiary shall execute and deliver to Grantor a release of the lien created hereunder; provided, however, that Beneficiary shall not be responsible for recording same in the real property records and Grantor shall be solely responsible for the payment of any recordation fees. The recitals in any such release of any matters or facts contained in such release shall be conclusive proof thereof.

         9.19 Compensation of Trustee. Trustee shall be entitled to reasonable compensation for all services rendered or expenses incurred in the administration or execution of the trusts hereby created and Grantor hereby agrees to pay same (so long as such services are not a duplication of attorney fees). Trustee and Beneficiary shall be indemnified, held harmless and reimbursed by Grantor for any liability, damage or expense, including reasonable attorneys' fees and amounts paid in settlement, which they or either of them may incur or sustain in the execution of this trust or in the doing of any act which they, or either of them, are required or permitted to do by the terms hereof or by law.

         9.20 Brokerage Commission. Any brokerage commission or finder's fee payable in connection with the loan evidenced by the Note shall be payable by Grantor and not by Beneficiary, and Grantor shall indemnify Beneficiary and hold Beneficiary harmless against any claim of any broker or finder arising out of such loan.

         9.21 Headings. The article headings and the section and subsection captions are inserted for convenience of reference only and shall in no way alter or modify the text of such articles, sections and subsections.

         9.22 No Further Agreements. Grantor hereby acknowledges, with respect to the Loan Documents, that:

                  1. THE RIGHTS AND OBLIGATIONS OF GRANTOR AND BENEFICIARY SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN DOCUMENTS AND ANY PRIOR ORAL AGREEMENTS BETWEEN BENEFICIARY

         AND GRANTOR ARE SUPERSEDED BY AND MERGED INTO THE LOAN
         DOCUMENTS.

                  2. THE LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE, CONTEMPORANEOUSLY WITH, OR
         SUBSEQUENT TO THE EXECUTION OF SUCH LOAN DOCUMENTS.

                  3. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         9.23 Extension of Prior Liens. If any or all of the proceeds of the Note have been used to pay any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Beneficiary shall be subrogated to all of the rights, claims, liens, titles and interests heretofore existing against the Mortgaged Property to secure the indebtedness so paid and the former rights, claims, liens, titles and interests, if any, are not waived but rather shall continue in full force and effect in favor of Beneficiary as cumulative security for the repayment of the Indebtedness and the satisfactions of the Obligations regardless of whether said liens or debts are acquired by Beneficiary by assignment or are released by the holder thereof upon payment.

         9.24 Limitation of Liability. Without impairing Beneficiary's rights, powers, privileges, liens or security interest of this Deed of Trust or any other document existing as security for the payment of the Indebtedness, Beneficiary agrees that, for enforcement of payment of the Note, it will look solely to the Mortgaged Property and such other collateral, as may now or hereafter be given to secure the payment of the Note, and no other property or assets of Grantor or its partner(s), except as described in this Deed of Trust, or the Security Documents, shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Beneficiary, or for any payment required to be made under the Note or under this Deed of Trust or for the performance of any of the covenants or warranties contained therein or herein; provided, however, Beneficiary may pursue all of its rights and remedies against the property of Grantor or its general partner or any guarantors of the Note described in this Deed of Trust or the other Security Documents, including, without limitation, the Mortgaged Property, to the full extent of such rights and remedies at law or in equity including, without limitation, all such rights and remedies as set forth in this Deed of Trust, the Note and the other Security Documents.

         The foregoing provisions of this section shall not affect in any way the validity or enforceability of any guaranty (whether of payment and/or performance) given to Beneficiary in connection with the loan secured hereby or constitute a waiver by Beneficiary of any rights to damages or other monetary relief or any other remedy at law or equity against Grantor or its general partner by reason of any one or more of the following: any actual loss, liability, damage, cost or expense (including reasonable attorneys' fees but expressly excluding consequential damages) incurred or to be incurred by Beneficiary (a) from Grantor's failure to perform its obligation to properly account to Beneficiary as mortgagee for any proceeds of insurance or awards of condemnation as required by this Deed of Trust, to properly apply same in accordance with the terms and provisions of the Loan Documents, or for the misapplication or misappropriation by Grantor of condemnation or insurance proceeds, or any use by Grantor without the prior written consent of Beneficiary of condemnation or insurance proceeds after an Event of Default has occurred and is continuing (provided, however, that to the extent condemnation and insurance proceeds are applied in accordance with this Deed of Trust, Grantor will not be liable pursuant to the terms of the foregoing clause); or (b) because of Grantor's attempts to interfere with Beneficiary's rights under the Security Agreement or the Assignment of Leases and Rents contained in this Deed of Trust (provided, however, that this provision is not intended to prevent Grantor from exercising any of its rights or remedies under law or equity); or (c) because Grantor misappropriates or fails to apply security deposits, rents (advance, prepaid or otherwise), proceeds of rents and other income of the Mortgaged Property, working capital reserves, any other project reserves or project escrows towards the costs of maintenance and operation of the Mortgaged Property and to payment of real estate taxes and assessments, lien claims, insurance premiums and debt service to Beneficiary and on other permitted indebtedness; provided, however, that to the extent Grantor achieves a positive cash flow for any period after payment of debt service and Mortgaged Property expenses attributable to such period, Grantor shall have no personal liability for its failure to reserve or use any portion of such positive cash flow to cover operating deficits or debt service expenses in later periods (i.e., distributions to partners of Grantor are permissible during periods of positive cash flow); or (d) from Grantor's failure to pay for any loss, liability, damage, cost or expense (including attorneys' fees) incurred by Beneficiary in connection with either (i) any violation, directive (threatened or otherwise), order, consent decree, settlement, judgment or verdict arising from the presence, deposit, storage, disposal, burial, dumping, injecting, spilling, leaking or other placement or release in, on, over, under or from the Mortgaged Property of asbestos or a "hazardous substance" as defined in 42 U.S.C. Section 9601, et seq. as amended from time to time, or any other toxic or hazardous waste or waste products, or any Hazardous Materials, or (ii) any other cost or expense related to the environmental condition of the Mortgaged Property which results in a material diminution in value of the Mortgaged Property and results in actual loss, liability, damage, cost or expense to Beneficiary or which is otherwise covered by the indemnity set forth in the Indemnity Agreement; or (e) from any fraud, material misrepresentation, material misstatement and/or omission, or breach of material representations or warranties (including, without limitation, those related to the environmental condition of the Mortgaged Property and those related to Grantor's title to the Mortgaged Property) of Grantor whether contained in the Loan Documents or other writing in connection with the Loan evidenced by the Note and the other Loan Documents; or (f) because of Grantor's failure or refusal to pay any Impositions except to the extent being properly contested in accordance with the terms of this Deed of Trust; or (g) because of any waste (ordinary wear and tear excepted) committed by Grantor with respect to the Mortgaged Property; or (h) from Grantor's failure to purchase and maintain the insurance required by the terms of this Deed of Trust; or (i) any damages sustained by Beneficiary as a result of claims made by tenants at the Mortgaged Property arising out of matters occurring prior to the date on which Beneficiary succeeds to the interest of Grantor under the leases, unless such tenants have agreed in writing that Beneficiary is not responsible for such claims.

         In addition, in the event Grantor files any petition or commences any proceeding pursuant to the United States Bankruptcy Reform Act of 1978, as amended, or any successor statute or equivalent debtor relief law, or any such proceeding is commenced or filing made with respect to Grantor by any member, partner, or shareholder of Grantor or any affiliate of Grantor or any such entity, or any other person or entity acting, directly or indirectly, in concert with one or more of the foregoing, Grantor and Guarantor shall be personally liable on a full recourse basis for all amounts payable pursuant to the Note and the other Loan Documents and for all losses, costs and expenses of any nature, including, without limitation, attorneys fees and disbursements, paid or incurred by Beneficiary in connection with or arising out of such petition or proceeding.

         The foregoing limitations on personal liability shall in no way impair or constitute a waiver of the validity of the Note, the indebtedness secured by the Mortgaged Property or the liens on, security title to, or security interests in the Mortgaged Property or the right of Beneficiary, as beneficiary or secured party, to foreclose and/or enforce its rights with respect to the Mortgaged Property after an Event of Default. Nothing herein shall be deemed to be a waiver of any right which Beneficiary may have under the United States Bankruptcy Code to file a claim for the full amount of the debt owing to Beneficiary by Grantor or to require that all Mortgaged Property shall continue to secure all of the indebtedness owing to Beneficiary in accordance with the Loan Documents. Beneficiary may seek a judgment on the Note as part of judicial proceedings to foreclose under this Deed of Trust or to foreclose pursuant to any other instrument securing the indebtedness evidenced by the Note, or as a prerequisite to any such foreclosure or to confirm any foreclosure or sale pursuant to power of sale thereunder, and in the event any suit is brought on the Note, or with respect to any indebtedness evidenced by the Note or secured by this Deed of Trust or any judgment rendered in such judicial proceedings, such judgment shall constitute a lien on and will be and can be enforced on and against the Mortgaged Property conveyed by this Deed of Trust or any such other security instruments and the rents, profits, issues, products and proceeds thereof. Nothing herein stated shall impair the right of the Beneficiary to accelerate the maturity of the Note (or to avail itself of any of its other rights and impair the right of the Beneficiary to accelerate the maturity of the Note (or to avail itself of any of its other rights and remedies) upon the occurrence of an Event of Default hereunder or under any other instrument securing or evidencing the indebtedness represented by the Note, nor shall anything herein stated impair or be construed to impair the right of Beneficiary to seek personal judgments and all rights and remedies to enforce same allowed by law, jointly and severally against any guarantors to the extent allowed by any applicable guarantees. The provisions set forth in this Section 9.24 are not intended as any release or discharge of the Indebtedness, or any monies due under the Note or under any other Loan Documents, but are intended as a limitation on Beneficiary's right to sue for deficiency or personal judgment except as provided in this section.

         9.25 WAIVER OF JURY TRIAL. GRANTOR AND BENEFICIARY MUTUALLY, EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY
FOR ANY PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS DEED
OF TRUST, IN THE INTEREST OF AVOIDING DELAYS AND EXPENSES ASSOCIATED
WITH JURY TRIALS.

         9.26 Partial Release of Collateral. The Mortgaged Property is comprised of three (3) distinct Hotel Projects: Harvey Hotel-DFW (Irving, Texas); Crowne Plaza Hotel (Addison, Texas); and Crowne Plaza Suites Hotel (Dallas, Texas) (collectively, the "Hotel Projects", individually, a "Hotel Project"). In connection with the sale of any of the Hotel Projects comprising the Mortgaged Property, Beneficiary agrees that Grantor shall have the right to obtain a release of the Mortgaged Property from the lien of this Deed of Trust upon compliance with all of the following conditions:

                  (a) no Event of Default shall then exist under this Deed of Trust or any other document evidencing or further securing any indebtedness secured hereby;

                  (b) Beneficiary shall receive thirty (30) days prior written notice from Grantor identifying the Hotel Project to be released;

                  (c) Grantee shall have received a cash payment (the "Release Price") to reduce the Principal Balance (as defined in the Note) equal to (i) the greater of (x) the Par Agreement amount set forth below for the respective Hotel Projects and (y) 100% of the net sales proceeds (i.e., gross sales price less reasonable and customary closing costs approved in writing by Beneficiary) from the subject Hotel Project (but in no event shall the Release Price exceed the Principal Balance of the
         Note):

                  1.       Harvey Hotel-DFW ($28,500,000.00);

                  2.       Crowne Plaza Hotel (Addison) ($18,500,000.00); and

                  3.       Crowne Plaza Suites Hotel (Dallas) ($16,000,000.00),

         plus (ii) the pro rata portion of the prepayment premium, plus (iii) all accrued interest on the portion of the Principal Balance being prepaid.

                  (d) The debt service coverage for the remaining Hotel Projects is no less than 2.00 to 1 at the greater of (i) 10% per annum or (ii) the interest rate of the Note in effect at the time.


                         [SIGNATURES ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, Grantor has executed this Deed of Trust effective as of the date first above written.

                                       GRANTOR:

                                       FELCOR HOTEL COMPANY II, LTD.,
                                       a Texas limited partnership

                                       By:   FelCor Hotels GenPar II, L.L.C.,
                                             a Delaware limited liability
                                             company, its general partner


                                             By: /s/ JOEL M. EASTMAN
                                                ------------------------------
                                                Joel M. Eastman
                                                Vice President




                                 ACKNOWLEDGMENT


STATE OF TEXAS               )
                             )
COUNTY OF DALLAS             )

         This instrument was acknowledged before me this __ day of March, 1999, by the said Joel M. Eastman, Vice President of FelCor Hotels GenPar II, L.L.C., a Delaware limited liability company, general partner of FELCOR HOTEL COMPANY II, LTD., a Texas limited partnership, on behalf of said limited partnership.

                                        /s/ SOPHIE MALESKI
                                        --------------------------------------
                                        Notary Public in and for the State of
                                        Texas
My Commission Expires:
   11/21/00                             Sophie Maleski
----------------------------            --------------------------------------
                                        Printed Name of Notary





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